                               POWER OF ATTORNEY

   WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 3,300,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

   WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

   NOW, THEREFORE, the undersigned hereby:

      (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

      (2) ratifies, confirms and approves any and all acts and things which John C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2002.


                                              /S/  ROBERT E. GALLAGHER
                                          _____________________________________
                                                   Robert E. Gallagher

                               POWER OF ATTORNEY

   WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 3,300,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

   WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

   NOW, THEREFORE, the undersigned hereby:

      (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

      (2) ratifies, confirms and approves any and all acts and things which John C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2002.


                                               /S/  JAMES J. BRANIFF III
                                          _____________________________________
                                                  James J. Braniff III

                               POWER OF ATTORNEY

   WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 3,300,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

   WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

   NOW, THEREFORE, the undersigned hereby:

      (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

      (2) ratifies, confirms and approves any and all acts and things which John C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2002.


                                                 /S/  T. KIMBALL BROOKER
                                          _____________________________________
                                                   T. Kimball Brooker

                               POWER OF ATTORNEY

   WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 3,300,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

   WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

   NOW, THEREFORE, the undersigned hereby:

      (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

      (2) ratifies, confirms and approves any and all acts and things which John C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2002.


                                                  /S/  GARY P. COUGHLAN
                                          _____________________________________
                                                    Gary P. Coughlan

                               POWER OF ATTORNEY

   WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 3,300,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

   WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

   NOW, THEREFORE, the undersigned hereby:

      (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

      (2) ratifies, confirms and approves any and all acts and things which John C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2002.


                                               /S/  JAMES W. DURKIN, JR.
                                          _____________________________________
                                                  James W. Durkin, Jr.

                               POWER OF ATTORNEY

   WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 3,300,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

   WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

   NOW, THEREFORE, the undersigned hereby:

      (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

      (2) ratifies, confirms and approves any and all acts and things which John C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2002.


                                                  /S/  ILENE S. GORDON
                                          _____________________________________
                                                     Ilene S. Gordon

                               POWER OF ATTORNEY

   WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 3,300,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

   WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

   NOW, THEREFORE, the undersigned hereby:

      (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

      (2) ratifies, confirms and approves any and all acts and things which John C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2002.


                                               /S/  DAVID E. MCGURN, JR.
                                          _____________________________________
                                                  David E. McGurn, Jr.

                               POWER OF ATTORNEY

   WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 3,300,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

   WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

   NOW, THEREFORE, the undersigned hereby:

      (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

      (2) ratifies, confirms and approves any and all acts and things which John C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2002.


                                                 /S/  RICHARD J. MCKENNA
                                          _____________________________________
                                                   Richard J. McKenna

                               POWER OF ATTORNEY

   WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 3,300,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

   WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

   NOW, THEREFORE, the undersigned hereby:

      (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

      (2) ratifies, confirms and approves any and all acts and things which John C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2002.


                                                   /S/  ROBERT RIPP
                                          _____________________________________
                                                       Robert Ripp

                               POWER OF ATTORNEY

   WHEREAS, ARTHUR J. GALLAGHER & CO., a Delaware corporation (the "Company"), has prepared and proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, a Registration Statement on Form S-8 (the "Registration Statement"), relating to the offer and sale of up to 3,300,000 shares of Common Stock, $1.00 par value, of the Company pursuant to options granted under the Company's 1988 Nonqualified Stock Option Plan and the 1989 Non-Employee Directors' Stock Option Plan, subject to adjustment as therein provided; and

   WHEREAS, the Company may from time to time file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder Appendices, Amendments and Post-Effective Amendments to the Registration Statement;

   NOW, THEREFORE, the undersigned hereby:

      (1) designates, constitutes and appoints John C. Rosengren, Vice President and General Counsel of the Company, his attorney, with full power to act for and on behalf of the undersigned in connection with, and to sign the name of the undersigned in his capacity as a Director of the Company to the Registration Statement and to any and all Appendices, Amendments and Post-Effective Amendments to the Registration Statement which the Company may hereafter file with the Commission under the provisions of the Act and the rules and regulations promulgated thereunder; and

      (2) ratifies, confirms and approves any and all acts and things which John C. Rosengren may lawfully take or do, or cause to be taken or done, by virtue of the powers granted to him hereunder.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2002.


                                                 /S/  JAMES R. WIMMER
                                          _____________________________________
                                                     James R. Wimmer